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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                February 5, 2003
                                ----------------
                                (Date of Report)


                            RAKO Capital Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                   0-24633              91-0853320
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

                Two North College Avenue, Fayetteville, AR 72701
                ------------------------------------------------
                    (Address of principal executive offices)


                                 (479) 684-2700
                                 --------------
              (Registrant's telephone number, including area code)



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This is Amendment No.1 to the Current Report on Form 8-K dated February 5, 2003 and filed with the Securities and Exchange Commission on February 5, 2003 (the "Original Filing"), for the purpose of amending Exhibit 16.1. Except as indicated below and filed herewith, the exhibits listed below were filed as exhibits to the Original Filing.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)     Exhibits.

              Exhibit 16.1          Certification of HJ & Associates, LLC*

              Exhibit 16.2 Letter to Registrant from HJ & Associates, LLC, dated February 5, 2003*

* Filed herewith.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  FEBRUARY 26, 2003

                          RAKO CAPITAL CORPORATION



                          By: /s/ Gary M. Fuchs
                              --------------------------------------------------
                              Name:  Gary M. Fuchs
                              Title: Vice Chairman, Chief Executive Officer and
                                     Director